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THIS INSTRUMENT WAS PREPARED BY
AND AFTER RECORDING SHOULD BE
RETURNED TO:

Lee M. Smolen
Sidley & Austin
One First National Plaza
Chicago, Illinois  60603

City of Seattle, Washington


                          DEED OF TRUST,
          WITH ABSOLUTE ASSIGNMENT OF LEASES AND RENTS,
        SECURITY AGREEMENT, ASSIGNMENT OF EQUIPMENT LEASES,
             ASSIGNMENT OF PERMITS AND FIXTURE FILING

THE PARTIES TO THIS DEED OF TRUST, WITH ABSOLUTE
ASSIGNMENT OF LEASES AND RENTS, SECURITY AGREEMENT,
ASSIGNMENT OF EQUIPMENT LEASES, ASSIGNMENT OF PERMITS
AND FIXTURE FILING ("Deed of Trust"), made as of
December 13, 1996, are PRUDENTIAL-BACHE/EQUITEC REAL
ESTATE PARTNERSHIP, a California limited partnership
("Trustor"), having its chief executive office at c/o
Glenborough Corporation, 400 South El Camino Real, 11th
Floor, San Mateo, California  94402, Chicago Title
Insurance Company, a Missouri corporation ("Trustee"), having an office at 701 Fifth Avenue, Suite 1800,
Seattle, Washington  98104, and WELLS FARGO BANK,
NATIONAL ASSOCIATION ("Beneficiary"), having an office at 333 South Grand, Suite 900, Los Angeles, California
90071, (as may be modified, amended, supplemented or restated from time to time the "Deed of Trust").


                    ARTICLE 1.  GRANT IN TRUST

     1.1 GRANT. For the purposes of and upon the terms and conditions in this Deed of Trust, Trustor irrevocably grants, conveys and assigns to Trustee, in trust for the benefit of Beneficiary, with power of sale and right of entry and possession, all of Trustor's right, title and interest in all of the real property located in the City of Seattle, Washington and described on Exhibit A attached hereto and made a part hereof, together with all of Trustor's right, title and interest in all development rights or credits, air rights, water, water rights and water stock related to the real property, and all minerals, oil and gas, and other hydrocarbon substances in, on or under the real property, and all appurtenances, easements, rights and rights of way appurtenant or related thereto; all streets, roads and alleys (whether open, proposed or vacated); all of Trustor's right, title and interest as

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          lessee under that certain Lease Agreement dated
          March 5, 1987, by and between Burlington
          Northern Railroad Company ("Ground Lessor"), as lessor, and Trustor, as lessee, a memorandum of which was recorded under Recording Number 8801211404 (the "Original Ground Lease") (the Original Ground Lease as the same may heretofore have been, or may hereafter be,
          amended, restated, modified, supplemented or
          extended from time to time, together with any
          and all consents of the Ground Lessor to the
          encumbrance of the Ground Leased Property (as hereinafter defined) by this Deed of Trust, are collectively referred to herein as the "Ground Lease"), which Ground Lease confers upon
          Trustor certain rights to use that certain real property located adjacent to the real estate in the City of Seattle, County of King, State of Washington, and legally described on Exhibit A-1 attached hereto (together with all improvements, fixtures, appurtenances,
          hereditaments, easements, rights-of-way and
          other rights or privileges attached, upon,
          appurtenant or relating thereto, the "Ground
          Leased Property"), together with any after-acquired right, title and interest of Trustor, its successors and assigns in and to the Ground Leased Property (provided, however, that if and to the extent the Trustor's grant, conveyance
          and assignment hereinabove with respect to the Ground Lease and the Ground Leased Property only results in a breach of the Ground Lease
          because such grant, conveyance and assignment requires the consent of the Ground Lessor and such consent has not been given or deemed
          given, such grant, conveyance and assignment
          shall not be effective (to the extent necessary
          to avoid any such breach, such breach not being intended hereby) unless and until the Ground Lessor's consent is given or deemed given); all buildings, other improvements and fixtures now or hereafter located on the real property,
          including, but not limited to, all apparatus, equipment, and appliances used in the operation or occupancy of the real property or the Ground Leased Property, it being intended by the parties that all such items shall be
          conclusively considered to be a part of the
          real property, whether or not attached or
          affixed to the real property (collectively, the "Improvements"); all interest or estate which Trustor may hereafter acquire in the property described above, and all additions and accretions thereto, and the proceeds of any of
          the foregoing (all of the foregoing being
          collectively referred to as the "Subject
          Property"). The listing of specific rights or property shall not be interpreted as a limit of general terms.
                                 1

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     1.2  NON-AGRICULTURAL USE.  Trustor represents and
          warrants to Beneficiary and Trustee that the Subject Property is not used principally for agricultural or farming purposes.

                 ARTICLE 2.  OBLIGATIONS SECURED

     2.1 OBLIGATIONS SECURED. Trustor makes this grant and assignment for the purpose of securing the following obligations ("Secured Obligations"):

          (a) Payment to Beneficiary of all sums at any time owing under that certain Amended, Restated and Consolidated Promissory Note, of even date herewith, in the aggregate principal amount of Twenty-Six Million Six
               Hundred Fifty Thousand and No/100 Dollars
               ($26,650,000.00), executed by Trustor and
               Montrose Office Park Joint Venture, a
               Maryland joint venture ("Co-Borrower";
               Trustor and Co-Borrower collectively,
               "Borrowers") and payable to the order of Beneficiary (as may be modified, amended, supplemented, replaced or restated from time to time, the "Note"); and

          (b) Payment and performance of all covenants and obligations of Trustor under this Deed of Trust; and

          (c) Payment and performance of all covenants and obligations on the part of Trustor under that certain Loan Agreement, of even date herewith, by and between Trustor and Co-Borrower and Beneficiary (as may be modified, amended, supplemented or restated from time to time, the "Loan
               Agreement") (capitalized terms used herein but not defined herein shall have the meaning provided for such terms in the Loan Agreement); and

          (d) Payment and performance of all covenants and obligations on the part of each of the Borrowers under all of the Loan Documents;
               and

          (e)  Payment and performance of all future
               advances and other obligations that the
               then record owner of all or part of the
               Subject Property may agree to pay and/or perform (whether as principal, surety or guarantor) for the benefit of Beneficiary, when such future advance or obligation is evidenced by a writing which recites that it is secured by this Deed of Trust; and

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          (f)  All modifications, extensions and renewals
               of any of the obligations secured hereby, however evidenced, including, without limitation: (i) modifications of the required principal payment dates or interest payment dates or both, as the case may be, deferring or accelerating payment dates wholly or partly; and (ii) modifications, extensions or renewals at a different rate of interest whether or not in the case of the Note, the modification, extension or renewal is evidenced by a new or additional promissory note or notes.

     2.2 OBLIGATIONS. The term "obligations" is used herein in its broadest and most comprehensive sense and shall be deemed to include, without limitation, all protective advances and all sums advanced to protect the Subject Property or the lien of this Deed of Trust or otherwise disbursed or incurred under the terms of the Loan Documents, all interest and charges, prepayment charges (if any), late charges and loan fees at any time accruing or assessed on any of the Secured Obligations; provided, however, that the terms "obligations" and "Secured Obligations" as used herein shall in no event include any obligations arising under the Guaranty or the Hazardous Materials
          Indemnity.

     2.3  INCORPORATION.  All terms of the Secured
          Obligations and the documents evidencing such obligations are incorporated herein by this reference. All persons who may have or acquire an interest in the Subject Property shall be deemed to have notice of the terms of the Secured Obligations and to have notice that the rate of interest on one or more Secured
          Obligations may vary from time to time.

            ARTICLE 3.  ASSIGNMENT OF LEASES AND RENTS

     3.1 ASSIGNMENT. Trustor hereby irrevocably assigns to Beneficiary all of Trustor's right, title and interest in, to and under: (a) all leases of the Subject Property or any portion thereof, and all other agreements of any kind relating to the use or occupancy of the Subject Property or any portion thereof, whether now existing or entered into after the date hereof ("Leases");
          and (b) the rents, issues, deposits, profits and revenues of the Subject Property and the operations conducted thereon, including, without limitation, all amounts payable and all rights and benefits accruing to Trustor under the Leases ("Payments"). The term "Leases" shall also include all guarantees of and security for the lessees' performance thereunder, and all amendments, extensions, renewals or modifications thereto which are permitted hereunder. This is a present and absolute assignment, not an assignment for security purposes only, and Beneficiary's right to the Leases and Payments is not contingent upon, and may be exercised without possession of, the Subject Property, and without the commencement of a foreclosure action or the appointment of a receiver. Furthermore, upon any Default, Beneficiary shall be entitled to receive pursuant to the foregoing assignment, and Trustor shall be obligated to deliver to Beneficiary or its designee (including any receiver), any and all Payments collected by Trustor which remain in the possession or control of Trustor, whether or not commingled with other funds or Trustor, and whether collected by Trustor before or after the occurrence of the Default.

     3.2  GRANT OF LICENSE.  Beneficiary confers upon
          Trustor a license ("License") to collect and retain the Payments as they become due and payable, until the occurrence of a Default.
          Upon a Default, the License shall be
          automatically revoked and Beneficiary may collect and apply the Payments pursuant to
          Section 6.4 without notice and without taking possession of the Subject Property. Trustor hereby irrevocably authorizes and directs the lessees under the Leases to rely upon and comply with any notice or demand by Beneficiary for the payment to Beneficiary of any rental or other sums which may at any time become due under the Leases, or for the performance of any of the lessees' undertakings under the Leases, and the lessees shall have no right or duty to inquire as to whether any Default has actually occurred or is then existing hereunder.
          Trustor hereby relieves the lessees from any liability to Trustor by reason of relying upon and complying with any such notice or demand by Beneficiary.

     3.3  EFFECT OF ASSIGNMENT.  The foregoing
          irrevocable assignment shall (in and of itself) not cause Beneficiary to be: (a) a mortgagee in possession; (b) responsible or liable for the control, care, management or repair of the Subject Property or for performing any of the terms, agreements, undertakings, obligations, representations, warranties, covenants and conditions of the Leases; (c) responsible or liable for any waste committed on the Subject Property by the lessees under any of the Leases or any other parties; (d) responsible or liable for any dangerous or defective condition of the Subject Property; or (e) responsible or liable for any negligence in the management, upkeep, repair or control of the Subject Property resulting in loss or injury or death to any lessee, licensee, employee, invitee or other person. Beneficiary shall not directly or indirectly be liable to Trustor or any other person as a consequence of: (i) the exercise or failure to exercise any of the rights, remedies or powers granted to Beneficiary hereunder; or (ii) the failure or refusal of Beneficiary to perform or discharge any obligation, duty or liability of Trustor arising under the Leases.

     3.4 COVENANTS. Trustor covenants and agrees at Trustor's sole cost and expense to: (a) perform the obligations of lessor contained in the Leases and enforce by all available remedies performance by the lessees of the obligations of the lessees contained in the Leases; (b) deliver to Beneficiary fully executed, counterpart original(s) of each and every Lease if requested to do so; and (c) execute and record (or cause to be executed and recorded) such additional assignments of any Lease or specific subordinations of any Lease to this Deed of Trust, in form and substance acceptable to Beneficiary, as Beneficiary may reasonably request. Trustor shall not, without Beneficiary's prior written consent or as otherwise permitted by any provision of the Loan Agreement or as otherwise permitted above:
          (i) execute any other assignment relating to any of the Leases; (ii) discount any rent or other sums due under the Leases or collect the same in advance, other than to collect rent one
          (1) month in advance of the time when it becomes due; (iii) modify, amend (if such modification or amendment would result in the Lease being less favorable to Trustor or Beneficiary than presently existing) or terminate any of the Leases or in any manner release or discharge the lessees from any obligations thereunder; (iv) consent to any assignment or subletting by any lessee; or (v) subordinate or agree to subordinate any of the Leases to any other deed of trust or encumbrance.
          Any such attempted action in violation
          of the provisions of this Section 3.4 shall be null and void.

     3.5 ESTOPPEL CERTIFICATES. Within thirty (30) days after request by Beneficiary, Trustor shall use its reasonable efforts to deliver to Beneficiary and to any party designated by Beneficiary estoppel certificates executed by
          Trustor and by the lessees, certifying: (i) that the foregoing assignment and the Leases are in full force and effect; (ii) the date of each lessee's most recent payment of rent;
          (iii) that there are no defenses or offsets outstanding, or stating those claimed by Trustor or the lessees under said Leases; (iv) that no default exists under any of the Leases and no condition exists that after the giving of notice, the passage of time or both would constitute a default

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          under any of the Leases; and (v) any other information
          reasonably requested by Beneficiary.


     ARTICLE 4. SECURITY AGREEMENT, ASSIGNMENT OF EQUIPMENT LEASES, ASSIGNMENT OF PERMITS AND FIXTURE FILING

     4.1 SECURITY INTEREST. Trustor hereby grants and assigns to Beneficiary, as of the Effective
          Date, a security interest, to secure payment and performance of all of the Secured
          Obligations, in all of the following described personal property in which Trustor now or at any time hereafter has any interest
          (collectively, the "Collateral"):

               All goods, building and other
               materials, supplies, work in process,
               equipment, machinery, fixtures,
               furniture, furnishings, signs and
               other personal property, wherever
               situated, which are or are to be
               incorporated into, used in connection
               with, or appropriated for use on the
               real property described on Exhibit A
               attached hereto and incorporated by
               reference herein (to the extent the
               same are not effectively made a part
               of the real property pursuant to
               Section 1.1 above); together with all
               rents, issues, deposits and profits of
               the Subject Property; all inventory,
               accounts, cash receipts, deposit
               accounts, accounts receivable,
               contract rights, general intangibles,
               judgments, chattel paper, instruments,
               documents, notes, drafts, letters of
               credit, insurance policies, insurance
               and condemnation awards and proceeds,
               any other rights to the payment of
               money, trade names, trademarks and
               service marks arising from or related
               to the Subject Property or any
               business now or hereafter conducted
               thereon by Trustor; subject to Section
               4.8, all permits, consents, approvals,
               licenses, authorizations and other
               rights granted by, given by or
               obtained from, any governmental entity
               with respect to the Subject Property;
               all deposits or other security now or
               hereafter made with or given to
               utility companies by Trustor with
               respect to the Subject Property; all
               advance payments of insurance premiums
               made by Trustor with respect to the
               Subject Property; all plans, drawings
               and specifications relating to the
               Subject Property; all loan funds held
               by Beneficiary, whether or not
               disbursed; all funds deposited

                            7
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               with Beneficiary pursuant to any loan
               agreement or any other document or
               right of Beneficiary; all reserves,
               deferred payments, deposits, accounts,
               refunds, cost savings and payments of
               any kind related to the Subject
               Property or any portion thereof; all
               other items of personal property (of
               whatever kind or nature) used in the
               operation of the Subject Property; all
               of the rights and interest of Trustor
               in and under all management
               agreements, franchise agreements and
               leasing agreements affecting all or
               any portion of the Subject Property;
               all of the rights and interest of
               Trustor in and to those accounts that
               have been (or may hereafter be)
               established with Beneficiary; all of
               the rights and interest of Trustor in
               and to any interest rate protection
               agreement that may have been (or may
               hereafter be) entered into by Trustor
               in connection with the Loan; all
               rents, revenues, issues, profits and
               income generated from the operation of
               the Subject Property; subject to
               Section 4.7, all rights of Trustor as
               lessee under all chattel leases
               relating to furniture, fixtures,
               equipment or any other item used in
               connection with the operation of the
               Subject Property; together with all
               replacements and proceeds of, and
               additions and accessions to, any of
               the foregoing; together with all
               books, records and files relating to
               any of the foregoing.

          As to all of the above described personal property which is or which hereafter becomes a "fixture" under applicable law, this Deed of Trust constitutes a fixture filing under the Washington Uniform Commercial Code, as amended or recodified from time to time ("UCC").

     4.2 REPRESENTATIONS AND WARRANTIES. Trustor represents and warrants that (subject to the Permitted Encumbrances): (a) Trustor has good title to the Collateral; and (b) Trustor has not previously assigned or encumbered the Collateral, and no financing statement covering any of the Collateral has been delivered by Trustor to any other person or entity.

     4.3  RIGHTS OF BENEFICIARY.  In addition to
          Beneficiary's rights as a "Secured Party" under
          the UCC, Beneficiary may, but shall not be
          obligated to, at any time without notice
          (except as provided below) and at the expense
          of Trustor: (a) give notice to any person of
          Beneficiary's
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          rights hereunder and enforce such
          rights at law or in equity; (b) insure,
          protect, defend and preserve the Collateral or any rights or interests of Beneficiary therein;
          and (c) inspect the Collateral at reasonable times and upon reasonable prior notice.
          Notwithstanding the above, in no event shall Beneficiary be deemed to have accepted any property other than cash in satisfaction of any obligation of Trustor to Beneficiary unless
          Beneficiary shall make an express written election of said remedy under the UCC, or other applicable law.

     4.4 RIGHTS OF BENEFICIARY ON DEFAULT. Upon the occurrence of a Default, in addition to all of Beneficiary's rights as a "Secured Party" under the UCC or otherwise at law:

          (a) Beneficiary may (i) upon written notice, require Trustor to assemble any or all of the Collateral and make it available to Beneficiary at a place designated by Beneficiary; (ii) without prior notice, enter upon the Subject Property or other place where any of the Collateral may be located and take possession of, collect, sell, and dispose of any or all of the Collateral, and store the same at locations acceptable to Beneficiary at
               Trustor's expense; and (iii) sell, assign and deliver at any place or in any lawful manner all or any part of the Collateral and bid and become purchaser at any such sales; and

          (b)  Beneficiary may, for the account of
               Trustor and at Trustor's expense: (i)
               operate, use, consume, sell or dispose of the Collateral as Beneficiary deems appropriate for the purpose of performing any or all of the Secured Obligations;
               (ii) enter into any agreement, compromise, or settlement, including insurance claims, which Beneficiary may deem desirable or proper with respect to any of the Collateral; (iii) endorse, collect and receive any right to payment of money owing to Trustor under or from the Collateral; and (iv) endorse and deliver evidences of title for, and receive, enforce and collect by legal action or otherwise, all indebtedness and obligations now or hereafter owing to Trustor in connection with or on account of any or all of the Collateral.

          Trustor acknowledges and agrees that a
          disposition of the Collateral in accordance with Beneficiary's rights and remedies as heretofore provided is a disposition thereof in a commercially reasonable manner and that

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          five (5) days prior notice of such disposition is
          commercially reasonable notice.

     4.5 POWER OF ATTORNEY. Trustor hereby irrevocably appoints Beneficiary as Trustor's attorney-in-fact (such agency being coupled with an interest), and as such attorney-in-fact
          Beneficiary may, without the obligation to do so, in Beneficiary's name, or in the name of Trustor, prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve any of Beneficiary's security interests and rights in or to any of the Collateral, and, upon a Default hereunder, take any other action required of Trustor; provided, however, that Beneficiary as such attorney-in-fact shall be accountable only for such funds as are actually received by Beneficiary.

     4.6 POSSESSION AND USE OF COLLATERAL. Except as otherwise provided in this Article or in the other Loan Documents, so long as no Default exists under this Deed of Trust or any of the Loan Documents, Trustor may possess, use, move, transfer or dispose of any of the Collateral in the ordinary course of Trustor's business and in accordance with the Loan Agreement.

     4.7 ASSIGNMENT OF EQUIPMENT LEASES. To secure the payment and performance of the Secured Obligations, Trustor (to the extent assignable) hereby sells, assigns, grants, transfers and sets over to Beneficiary all of Trustor's
          right, title and interest in and to the
          Equipment Leases relating to the Subject
          Property and in and to the furniture, fixtures, equipment and other items (herein called the "Leased Equipment") and any rights to acquire the Leased Equipment as set forth in the
          Equipment Leases relating thereto, or
          otherwise, and any and all extensions and
          renewals thereof and any and all substitutions therefor. Trustor will, from time to time, execute upon request of the Beneficiary, any and all reasonable instruments requested by
          Beneficiary to carry this instrument into
          effect.  Trustor agrees to pay all sums when
          due and promptly perform all covenants and
          obligations required of the lessee under each Equipment Lease, including, to the extent required by the lessor under any Equipment
          Lease, keeping the Leased Equipment in good
          condition and repair, and making all necessary replacements or renewals thereof. Beneficiary shall not be responsible for or liable upon any of the agreements, undertakings or obligations imposed upon Trustor under any Equipment Lease, including, but not limited to, the payment of rent, until such time as Beneficiary takes actual possession
                                10
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          of the Leased Equipment and the Subject Property.
          So long as there shall exist no Default, Beneficiary shall not demand from the lessor under any Equipment Lease any rights of Trustor thereunder, nor shall Beneficiary be entitled to the use and possession of the Leased Equipment. Upon or at any time after a Default, Trustor agrees to turn over and give up possession of the Leased Equipment to Beneficiary at the Subject
          Property, and Beneficiary may without notice, either in person or by agent, with or without bringing any action or proceeding, or by a receiver to be appointed by a court or to the extent permitted under the terms of this Deed of Trust, enter upon the Subject Property, take possession of, manage and operate the Leased Equipment, and in connection therewith: (x) Beneficiary may make, cancel, enforce or modify any Equipment Lease, repair, maintain and improve the Leased Equipment, employ agents, attorneys and accountants in connection with the enforcement of Beneficiary's rights hereunder and pay the reasonable fees and expenses thereof, and otherwise do and perform any and all acts and things which Beneficiary may deem necessary or appropriate in the protection of the Leased Equipment or the enforcement of Beneficiary's rights hereunder or under the Loan Agreement or any other Loan Document; and any and all amounts expended by Beneficiary in connection with the exercise of any rights granted under this Section 4.7 shall constitute additional Secured Obligations secured by this Deed of Trust; (y) the entering upon the Subject Property and taking possession of the Leased Equipment and the exercise of any of the rights hereinabove specified shall not cure, waive, modify or affect any Default hereunder or under the Loan Agreement or any other Loan Document; and (z) Beneficiary may acquire the Leased Equipment in accordance with the provisions of any Equipment Lease. Except as otherwise permitted hereunder and except for amendments that do not result in an Equipment Lease being less favorable to Trustor or Beneficiary, Trustor shall keep each Equipment Lease in full force and effect and will not modify, change, alter, supplement or amend any Equipment Lease. Trustor hereby warrants and represents that, with respect to each of the Equipment Leases, the execution and delivery of this Deed of Trust (and the performance of Trustor's obligations hereunder) do not cause or create a default under any Equipment Lease, a right to terminate any Equipment Lease or any other event that after the giving of notice, the passage of time or both could constitute a default (or provide the lessor under an Equipment Lease with a right to terminate). At the request of Beneficiary, Trustor shall cause this Deed of Trust to be served upon the lessor under any

          Equipment Lease and shall use
          reasonable efforts to cause such lessor to acknowledge receipt of such notice. Without limiting anything herein contained, this Deed of Trust shall vest in Beneficiary a security interest in each Equipment Lease and Trustor's interest in the Leased Equipment (subject to the ownership and security interest in the Leased Equipment of lessor, as provided for in the Equipment Lease). The Equipment Leases and
          Leased Equipment shall constitute "Collateral" hereunder.

     4.8 ASSIGNMENT OF PERMITS. To secure the payment and performance of the Secured Obligations, Trustor hereby sells, assigns, grants, transfers and sets over to Beneficiary all of Trustor's right, title and interest in and to all Required Permits now or hereafter in effect, but only to the extent that the Required Permits may be lawfully assigned; and any and all substitutions therefor (and said
          Required Permits shall constitute "Collateral" hereunder). Trustor will, from time to time, execute upon request of the Beneficiary, any and all reasonable instruments requested by Beneficiary to carry this instrument into effect. Trustor agrees to pay all sums when due under each Required Permit relating to the Subject Property and promptly perform all covenants and obligations required of the licensee or permittee, as the case may be, under each such Required Permit. Beneficiary shall not be responsible for or liable upon any of the agreements, undertakings or obligations imposed upon Trustor under any Required Permit, including, but not limited to, the payment of fees, until such time as Beneficiary takes actual possession of the Subject Property and the Required Permits relating thereto. Upon or at any time after a Default, Trustor agrees (to the extent not prohibited by law) to turn over and give up possession of the assignable
          Required Permits relating to the Subject
          Property, and Beneficiary may without notice, either in person or by agent, with or without bringing any action or proceeding, or by a receiver to be appointed by a court or to the extent permitted under the terms of this Deed of Trust, enter upon the Subject Property, take possession of, and manage and operate the Subject Property; and in connection therewith:
          (x) Beneficiary may make, cancel, enforce or modify any Required Permit relating to the Subject Property or cause the same to be issued or reissued in its own name or the name of its designee or operator of the Subject Property or receiver, and otherwise do and perform any and all acts and things which Beneficiary may deem necessary or appropriate in the protection of such Required Permits or the enforcement of Beneficiary's rights hereunder or under the Loan Agreement or any other Loan Document; and any and all amounts expended by Beneficiary in connection with the foregoing shall constitute additional Secured Obligations secured by this Deed of Trust; and (y) the entering upon the Subject Property and taking possession of the same and the operation thereof under the assignable Required Permits relating thereto, and the exercise of any of the rights hereinabove specified shall not cure, waive, modify or affect any Default hereunder or under the Loan Agreement or any other Loan Document.
          Trustor shall keep each Required Permit
          relating to the Subject Property in full force and effect and will renew the same prior to expiration and pay all fees in connection therewith. Trustor hereby warrants and represents that with respect to each Required
          Permit relating to the Subject Property, the execution and delivery of this Deed of Trust
          (and the performance of Trustor's obligations hereunder) do not cause or create (1) a default with respect to any such Required Permit, (2) a right to terminate or revoke any such Required
          Permit or (3) any other event that after the giving of notice, the passage of time or both could constitute a default (or give rise to a right to terminate). At the request of Beneficiary, Trustor shall cause this Deed of Trust to be served upon the issuer of each assignable Required Permit relating to the Subject Property and shall use its best efforts to cause such issuer to acknowledge receipt of such notice. Without limiting anything contained herein, this Deed of Trust shall vest in Beneficiary a security interest in each such assignable Required Permit.

           ARTICLE 5.  RIGHTS AND DUTIES OF THE PARTIES

     5.1 TITLE. Trustor represents and warrants that, except as disclosed to Beneficiary in a writing which refers to this warranty and except for the Permitted Encumbrances, Trustor lawfully holds and possesses fee simple title to the Subject Property without limitation on the right to encumber, and that this Deed of Trust is a first and prior lien on the Subject
          Property.

     5.2 TAXES AND ASSESSMENTS. Subject to Section 7.3 of the Loan Agreement, Trustor shall pay prior to delinquency, all taxes, assessments, levies and charges imposed by any public or quasi-public authority or utility company which are or which may become a lien upon or cause a loss in value of the Subject Property or any interest therein. Trustor shall also pay prior to delinquency all taxes, assessments, levies and charges imposed by any public authority upon Beneficiary by reason of its interest in any Secured Obligation or in the Subject

          Property, or by reason of any payment made to Beneficiary pursuant to any Secured Obligation;
          provided, however, Trustor shall have no obligation to pay taxes which may be imposed from time to time upon Beneficiary and which are measured by and imposed upon Beneficiary's capital or net income.

     5.3 TAX AND INSURANCE IMPOUNDS. At Beneficiary's election and demand, Trustor shall, until all Secured Obligations have been paid in full, pay to Beneficiary monthly, annually or as otherwise directed by Beneficiary an amount estimated by Beneficiary to be equal to: (i) all taxes, assessments and levies imposed by any public or quasi-public authority or utility company which are or may become a lien upon the Subject Property and will become due for the tax year during which such payment is so directed; and (ii) premiums for fire and other hazard insurance next due. If Beneficiary determines that any amounts paid by Trustor are insufficient for the payment in full of such taxes, assessments, levies and/or insurance premiums, Beneficiary shall notify Trustor of the increased amounts required to pay all amounts due, whereupon Trustor shall pay to Beneficiary within thirty (30) days thereafter the additional amount as stated in Beneficiary's notice. All sums so paid shall earn interest at the rate then paid on current market rate accounts maintained with
          Beneficiary.  The funds deposited with
          Beneficiary may be commingled by Beneficiary with its general funds. Beneficiary shall, unless Trustor is otherwise in Default hereunder or under any Secured Obligation, apply said funds to the payment of, or at the sole option of Beneficiary release said funds to Trustor for the application to and payment of, such sums, taxes, assessments, levies, charges, and insurance premiums. Upon Default by Trustor hereunder or under any Secured
          Obligation, Beneficiary may apply all or any part of said sums to any Secured Obligation and/or to cure such Default, in which event
          Trustor shall be required to restore all amounts so applied, as well as to cure any other events or conditions of Default not cured by such application. Upon assignment of this Deed of Trust, Beneficiary shall have the right to assign all amounts collected and in its possession to its assignee whereupon
          Beneficiary shall be released from all
          liability with respect thereto.  Within ninety-five
          (95) days following full repayment of the Secured Obligations (other than full repayment of the Secured Obligations as a consequence of a foreclosure or conveyance in lieu of foreclosure of the liens and security interests securing the Secured Obligations) or at such earlier time as Beneficiary may elect, the balance of all amounts collected and in Beneficiary's possession shall be paid to Trustor and no other party shall have any right or claim thereto.

     5.4 PERFORMANCE OF SECURED OBLIGATIONS. Trustor shall promptly pay and perform each Secured
          Obligation when due.

     5.5  LIENS, ENCUMBRANCES AND CHARGES.  Subject to
          Section 7.3 of the Loan Agreement, Trustor shall immediately discharge any lien not approved by Beneficiary in writing that has or may attain priority over this Deed of Trust.
          Subject to Section 7.3 of the Loan Agreement,
          Trustor shall pay when due all obligations secured by or reducible to liens and encumbrances which shall now or hereafter encumber or appear to encumber all or any part of the Subject Property or any interest therein, whether senior or subordinate hereto.

     5.6  DAMAGES; INSURANCE AND CONDEMNATION PROCEEDS.
          All insurance and condemnation proceeds shall be paid and applied in accordance with the terms contained in the Loan Agreement.

     5.7  MAINTENANCE AND PRESERVATION OF THE SUBJECT
          PROPERTY. Subject to the provisions of the Loan Agreement, Trustor covenants:

          (a) to maintain the insurance provided for in the Loan Agreement, and to comply with the requirements of any insurance companies insuring the Subject Property; provided, however, neither Beneficiary nor Trustee, by reason of accepting, rejecting, approving or obtaining insurance shall incur any liability for (x) the existence, nonexistence, form or legal sufficiency of any insurance, (y) the solvency of any insurer, or (z) the payment of claims;

          (b)  to keep the Subject Property in good
               condition and repair, reasonable wear and tear excepted;

          (c)  except as otherwise permitted under the
               Loan Documents, not to remove or demolish the Subject Property or any part thereof, not to alter, restore or add to the Subject Property and not to initiate or acquiesce in any change in any zoning or other land classification which affects the Subject Property without Beneficiary's prior written consent (which consent shall not be unreasonably withheld or delayed);

          (d)  to complete or restore promptly and in
               good and workmanlike manner the Subject
               Property, or any part thereof which may be damaged or destroyed, without regard to whether Beneficiary elects to require that insurance proceeds be used to reduce the Secured Obligations as provided in the Loan Agreement;

          (e)  to comply with all laws, ordinances,
               regulations and standards, and all
               covenants, conditions, restrictions and
               equitable servitudes, whether public or
               private, of every kind and character which affect the Subject Property and pertain to acts committed or conditions existing thereon, including, without limitation, any work, alteration, improvement or demolition mandated by such laws, covenants or requirements;

          (f)  not to commit or permit waste of the
               Subject Property; and

          (g)  to do all other acts which from the
               character or use of the Subject Property may be necessary to maintain and preserve its value.

     5.8  DEFENSE AND NOTICE OF LOSSES, CLAIMS AND
          ACTIONS. At Trustor's sole expense, Trustor shall protect, preserve and defend the Subject
          Property and title to and right of possession of the Subject Property, the security hereof and the rights and powers of Beneficiary and Trustee hereunder against all adverse claims.

     5.9  ACCEPTANCE OF TRUST; POWERS AND DUTIES OF
          TRUSTEE. Trustee accepts this trust when this Deed of Trust is recorded. From time to time upon written request of Beneficiary and presentation of this Deed of Trust or a certified copy thereof for endorsement, and without affecting the personal liability of any person for payment of any indebtedness or performance of any obligations secured hereby, Trustee may, without liability therefor and without notice:
          (i) release all or any part of the Subject
          Property from the lien of this Deed of Trust;
          (ii) consent to the making of any map or plat thereof; and (iii) join in any grant of easement thereon, any declaration of covenants and restrictions, or any extension agreement or any agreement subordinating the lien or charge of this Deed of Trust. Except as may be required by applicable law, Trustee or Beneficiary may from time to time apply to any court of competent jurisdiction for aid and direction in the execution of the trust hereunder and the enforcement of the rights and remedies available hereunder, and may obtain orders or decrees directing or confirming or approving acts in the execution of said trust and the enforcement of said remedies. Trustee has no obligation to notify any party of any pending sale or any action or proceeding, including, without limitation, actions in which Trustor, Beneficiary or Trustee shall be a party unless held or commenced and maintained by Trustee under this Deed of Trust. Trustee shall not be obligated to perform any act required of it hereunder unless the performance of the act is requested in writing and Trustee is reasonably indemnified and held harmless against loss, cost, liability or expense.

     5.10 COMPENSATION; EXCULPATION; INDEMNIFICATION.
          (a)  Trustor shall pay Trustee's fees and
               reimburse Trustee and Beneficiary for
               expenses in the administration of this
               trust, including attorneys' fees.
               Beneficiary shall not directly or
               indirectly be liable to Trustor or any
               other person as a consequence of (i) the exercise of the rights, remedies or powers granted to Beneficiary in this Deed of Trust (unless the loss is caused by the gross negligence or willful misconduct of Beneficiary); (ii) the failure or refusal of Beneficiary to perform or discharge any obligation or liability of Trustor under any agreement related to the Subject
               Property or under this Deed of Trust; or
               (iii) any loss sustained by Trustor or any third party resulting from Beneficiary's failure to lease the Subject Property after a Default or from any other act or omission of Beneficiary in managing the Subject Property after a Default (unless the loss is caused by the gross negligence or willful misconduct of Beneficiary) and no such liability shall be asserted against or imposed upon Beneficiary, and all such liability is hereby expressly waived and released by Trustor.

          (b)  Trustor indemnifies Trustee and
               Beneficiary against, and holds Trustee and Beneficiary harmless from, all losses, damages, liabilities, claims, causes of action, judgments, court costs, reasonable attorneys' fees and other legal expenses, cost of evidence of title, cost of evidence of value, and other expenses which either may suffer or incur: (i) by reason of this Deed of Trust; (ii) by reason of the execution of this trust or in performance of any act required or permitted hereunder or by law; (iii) as a result of any failure of Trustor to perform Trustor's obligations hereunder or under any other Loan

               Documents; or (iv) by
               reason of any alleged obligation or
               undertaking on Beneficiary's part to
               perform or discharge any of the
               representations, warranties, conditions, covenants or other obligations contained in any other document related to the Subject Property. The above obligation of Trustor to indemnify and hold harmless
               Trustee and Beneficiary shall survive the release and cancellation of the Secured
               Obligations and the release and
               reconveyance or partial release and
               reconveyance of this Deed of Trust.

          (c)  Trustor shall pay all amounts and
               indebtedness arising under this Section
               5.10 immediately upon demand by Trustee or Beneficiary together with interest thereon from the date the indebtedness arises at the rate of interest then applicable to the principal balance of the Note as specified therein.

     5.11 PROHIBITION OF TRANSFER OF SUBJECT
          PROPERTY OR INTERESTS IN TRUSTOR. Trustor acknowledges that Beneficiary has relied upon the principals of Trustor and Co-Borrower and their experience in owning and operating properties similar to the Subject Property in connection with the closing of the Loan. Accordingly, except with the prior written consent of Beneficiary or as otherwise expressly permitted in the Note, Trustor shall not cause or permit any sale, exchange, mortgage, pledge, hypothecation, assignment, encumbrance or other transfer, conveyance or disposition, whether voluntarily, involuntarily, conditionally, unconditionally or by operation of law
          ("Transfer") of all or any part of, or all or any direct or indirect interest in, the Subject Property or the Collateral (except for equipment and inventory in the ordinary course of its business), or cause or permit a Transfer of any direct or indirect interest (whether general or limited partnership interest, stock, limited liability company interest, trust, or otherwise) in Trustor or Co-Borrower.
          In the event of any Transfer that is not expressly permitted in the Note and is without the prior written consent of Beneficiary, Beneficiary shall have the absolute right at its option, without prior demand or notice, to declare all of the Secured Obligations immediately due and payable, except to the extent prohibited by law, and pursue its rights and remedies under Section 6.2 herein.
          Trustor agrees to pay any prepayment fee as set forth in the Note in the event the Secured Obligations are accelerated pursuant to the terms of this Section.
          Consent to one such Transfer shall not be deemed to be a waiver of the right to require the consent to future or successive
          Transfers.

     5.12 RELEASES, EXTENSIONS, MODIFICATIONS AND
          ADDITIONAL SECURITY. Without notice to or the consent, approval or agreement of any persons or entities having any interest at any time in the Subject Property or in any manner obligated under the Secured
          Obligations ("Interested Parties"),
          Beneficiary may, from time to time,
          release any person or entity from
          liability for the payment or performance of any Secured Obligation, take any action or make any agreement extending the maturity or otherwise altering the terms or increasing the amount of any Secured
          Obligation, or accept additional security or release all or a portion of the Subject
          Property and other security for the
          Secured Obligations.  None of the
          foregoing actions shall release or reduce the personal liability of any of said
          Interested Parties, or release or impair the priority of the lien of this Deed of Trust upon the Subject Property.

     5.13 RECONVEYANCE. Upon Beneficiary's written request, and upon surrender to Trustee for cancellation of this Deed of Trust or a certified copy thereof, Trustee shall reconvey or release, without warranty, the Subject Property or that portion thereof then held hereunder. To the extent permitted by law, the reconveyance or release may describe the grantee as "the person or persons legally entitled thereto" and the recitals of any matters or facts in any reconveyance or release executed hereunder shall be conclusive proof of the truthfulness thereof.
          Neither Beneficiary nor Trustee shall have any duty to determine the rights of persons claiming to be rightful grantees of any reconveyance or release. When the Subject Property has been fully reconveyed or released, the last such reconveyance or release shall operate as a reassignment of all future rents, issues and profits of the Subject Property to the person or persons legally entitled thereto.

     5.14 SUBROGATION.  Beneficiary shall be
          subrogated to the lien of all
          encumbrances, whether released of record or not, paid in whole or in part by Beneficiary pursuant to this Deed of Trust or by the proceeds of any loan secured by this Deed of Trust.

     5.15 RIGHT OF INSPECTION. Beneficiary, its agents and employees, may enter the Subject Property at any reasonable time, upon reasonable advance notice, for the purpose of inspecting the Subject Property and ascertaining Trustor's compliance with the terms hereof.

     5.16 SUBSTITUTION OF TRUSTEES. From time to time, by a writing, signed and acknowledged by Beneficiary and recorded in the Office of the Recorder of the County in which the Subject Property is situated, Beneficiary may appoint another trustee to act in the place and stead of Trustee or any successor. Such writing shall set forth any information required by law. The recordation of such instrument of substitution shall discharge
          Trustee herein named and shall appoint the new trustee as the trustee hereunder with the same effect as if originally named
          Trustee herein.  A writing recorded
          pursuant to the provisions of this Section
          5.16 shall be conclusive proof of the
          proper substitution of such new Trustee.

     5.17 HAZARDOUS MATERIALS. Without limiting any other provision of this Deed of Trust, Trustor agrees as follows:

          (a) Prohibited Activities. Trustor shall not cause or permit the Subject Property to be used as a site for the use, generation, manufacture, storage, treatment, release, discharge, disposal, transportation or presence of any Hazardous Materials. The foregoing to the contrary notwithstanding:
               (i) Trustor may store, maintain and use on the Subject Property janitorial and maintenance supplies, paint and other
               Hazardous Materials of a type and in a
               quantity readily available for purchase by the general public and normally stored, maintained and used by owners and managers of properties of a type similar to the Subject Property; and (ii) tenants of the Subject Property may store, maintain and use on the Subject Property (and, if any tenant is a retail business, hold in inventory and sell in the ordinary course of such tenant's business) Hazardous
               Materials of a type and quantity readily available for purchase by the general public and normally stored, maintained and used (and, if tenant is a retail business, sold) by tenants in similar lines of business on properties similar to the Subject Property.

          (b) Hazardous Materials Laws. Trustor shall comply and cause the Subject Property to comply with all Hazardous Materials Laws.

          (c)  Notices.  Trustor shall immediately notify
               Beneficiary in writing of:  (i) the
               discovery of
               any Hazardous Materials on,
               under or about the Subject Property (other than Hazardous Materials permitted under
               Section 6.2 (a)); (ii) any knowledge by
               Trustor that the Subject Property does not comply with any Hazardous Materials Laws;
               and (iii) any Hazardous Materials Claims pending or threatened against Trustor or the Subject Property by any governmental entity or agency or any other person or entity relating to Hazardous Materials or pursuant to the Hazardous Materials Laws.

          (d)  Remedial Action.  In response to the
               presence of any Hazardous Materials on,
               under or about the Subject Property,
               Trustor shall immediately take, at
               Trustor's sole expense, all remedial
               action required by any Hazardous Materials
               Laws or any judgment, consent decree,
               settlement or compromise in respect to any Hazardous Materials Claims.

          (e)  Inspection By Beneficiary.  Upon
               reasonable prior notice to Trustor,
               Beneficiary, its employees and agents, may from time to time (whether before or after the commencement of a nonjudicial or judicial foreclosure proceeding), enter and inspect the Subject Property for the purpose of determining the existence, location, nature and magnitude of any past or present release or threatened release of any Hazardous Materials into, onto, beneath or from the Subject Property.

     5.18 GROUND LEASE PROVISIONS. Trustor covenants and agrees as follows:

          (a)  Trustor represents and warrants to
               Beneficiary and Trustee that:  (i) the
               Ground Lease has not been amended,
               modified, supplemented or assigned; and
               (ii) no defaults by the lessee under the Ground Lease or Ground Lessor of any obligations under the Ground Lease have occurred, and the Ground Lease is in full force and effect. Trustor agrees that it will not amend, modify, supplement or assign or sublet its rights, title or interest in the Ground Lease, or take any actions to enforce, or give any notice, approval or consent to exercise, waive or modify any rights under or in respect to the Ground Lease without Beneficiary's prior written consent.

          (b)  Trustor shall pay all rent and other
               charges required under the Ground Lease as and when the same are due. Trustor shall keep, observe and perform all of the other terms, covenants, provisions and agreements of the Ground Lease on its part thereunder to be kept, observed and performed, and shall not cancel, terminate or surrender, or permit any cancellation, termination of surrender of the Ground
               Lease, in whole or in part.

          (c)  Trustor covenants and agrees that unless
               Beneficiary shall otherwise expressly
               consent in writing, the fee title to the Ground Leased Property and the leasehold estate created by the Ground Lease or any subleasehold estate derived therefrom shall not merge but shall always remain separate and distinct, notwithstanding the union of said estates either in the lessor under the Ground Lease, Trustor, or a third party by purchase or otherwise. In the event Trustor acquires the fee title or any other estate, title or interest in the Ground Leased Property, this Deed of
               Trust shall attach to and cover and be a lien upon the fee title or such other estate so acquired, and such fee title or other estate shall, without further assignment, mortgage or conveyance, become due and be subject to the lien of and covered by this Deed of Trust.

          (d) Trustor shall do all things necessary to preserve and keep unimpaired the rights of the lessee under the Ground Lease.
               Trustor will enforce the material
               obligations of the lessor under the Ground
               Lease to the end that Trustor may enjoy
               all of the rights granted under the Ground
               Lease, and will promptly notify Trustor in writing of any material default known to Trustor by the lessor under the Ground
               Lease in the performance or observance of any of the terms, covenants and conditions on the part of the lessor to be performed or observed under the Ground Lease.
               Trustor will promptly advise Beneficiary in writing of the occurrence of any default under the Ground Lease known to Trustor and of the giving of any notice by the lessor under the Ground Lease to Trustor of any alleged default by the lessee under the Ground Lease in performance or observance of any of the terms, covenants or conditions of the Ground Lease, on the part of the lessee to be performed or observed, and of which notice Trustor shall have knowledge, and will immediately upon receipt thereof deliver to Beneficiary a true copy of each such notice. If, pursuant to the Ground
               Lease, the lessor under the Ground Lease shall deliver to Beneficiary a copy of any notice of default given to Trustor, such notice shall constitute full authority and protection to Beneficiary for any action taken or omitted to be taken by Beneficiary in good faith in reliance thereon to cure such default.

          (e)  If any action or proceeding shall be
               instituted to terminate the Ground Lease or to recover possession of the Improvements or any portion thereof, or for any other purpose affecting the Ground
               Lease or this Deed of Trust, Trustor will, immediately upon service thereof on or to Trustor, deliver to Beneficiary a true copy of each petition, summons, complaint, notice of motion, order to show cause and all of the other provisions, pleadings, and papers, however designated, served in any such action of proceeding.

          (f) No release or forbearance, by the lessor under the Ground Lease or otherwise, of any of the Trustor's obligations under the Ground Lease, shall release Trustor from its obligations under this Deed of Trust.

          (g)  Trustor represents and warrants to
               Beneficiary and Trustee that this Deed of Trust is lawfully executed and delivered in conformity with, and shall not create a default under, the Ground Lease and is and will be kept a valid lien on the interest of Trustor in and to the Ground Leased
               Property.

          (h)  Without the prior written consent of
               Beneficiary, Trustor will not consent to the subordination of the Ground Lease to any mortgage or deed of trust on or of the interest of the lessor under the Ground
               Lease in any of the real property demised by the Ground Lease.


                  ARTICLE 6.  DEFAULT PROVISIONS

     6.1  DEFAULT.  For all purposes hereof, the term
          "Default" shall mean the existence of any Default as defined in the Loan Agreement.

     6.2  RIGHTS AND REMEDIES.  At any time after
          Default, Beneficiary and Trustee shall each have all the following rights and remedies (in addition to (and without limiting) any rights and remedies that are available under applicable law):

          (a) With or without prior notice, to declare all Secured Obligations immediately due and payable;

          (b)  With or without notice, and without
               releasing Trustor from any Secured
               Obligation, and without becoming a
               mortgagee in possession, to enter upon the Subject Property from time to time and to do such acts and things as Beneficiary or Trustee deem necessary or desirable in order to inspect, investigate, assess and protect the security hereof or to cure any Default, including, without limitation:
               (i) to appear in and defend any action or proceeding purporting to affect the security of this Deed of Trust or the rights or powers of Beneficiary or Trustee under this Deed of Trust; (ii) to pay, purchase, contest or compromise any encumbrance, charge, lien or claim of lien which, in the sole judgment of either Beneficiary or Trustee, is or may be senior in priority to this Deed of Trust, the judgment of Beneficiary or Trustee being conclusive as between the parties hereto; (iii) to obtain insurance; (iv) to pay any premiums or charges with respect to insurance required to be carried under the Loan Documents; and (v) to employ legal counsel, accountants, engineers, consultants, contractors and other appropriate persons to assist them;

          (c)  To commence and maintain an action or
               actions in any court of competent
               jurisdiction to foreclose this instrument as a mortgage or to obtain specific enforcement of the covenants of Trustor hereunder, and Trustor agrees that such covenants shall be specifically enforceable by injunction or any other appropriate equitable remedy and that for the purposes of any suit brought under this subparagraph, Trustor waives the defense of laches and any applicable statute of limitations;

          (d)  To apply to a court of competent
               jurisdiction for and obtain appointment of a receiver of the Subject Property as a matter of strict right, ex parte and without notice to Trustor (Trustor hereby waiving any notice), and without regard to the adequacy of the security for the Secured Obligations, the existence of a declaration that the Secured Obligations are immediately due and payable, the filing of a notice of default, or the commencement of any foreclosure, and
               Trustor hereby consents to such
               appointment. Such receiver shall have the right to take possession of and protect the Subject Property and operate the same and collect the rents, issues, profits, revenues and Payments therefrom, which receiver shall have the right to remain in possession of the Subject Property thereafter, during the pendency of any foreclosure proceeding and all redemption periods until the issuance of a Trustee's deed. All expenses and costs incurred by the receiver or its agents shall constitute a part of the Secured
               Obligations;

          (e) To enter upon, possess, manage and operate the Subject Property or any part thereof, to take and possess all documents, books, records, papers and accounts of Trustor or the then owner of the Subject Property, to make, terminate, enforce or modify Leases of the Subject Property upon such terms and conditions as Beneficiary deems proper, to make repairs, alterations and improvements to the Subject Property as necessary, in Trustee's or Beneficiary's sole judgment, all to protect or enhance the security hereof;

          (f)  To execute a written notice of such
               Default and of its election to cause the Subject Property to be sold to satisfy the Secured Obligations. As a condition precedent to any such sale, Trustee and/or Beneficiary shall give and record such notices as the law then requires. When the minimum period of time required after such notices has elapsed, Trustee, without notice to or demand upon Trustor, except as required by law, shall sell the Subject Property at the time and place of sale fixed by it in the notice of sale, at one or several sales, either as a whole or in separate parcels and in such manner and order, all as Beneficiary in its sole discretion may determine, at public auction to the highest bidder for cash, in lawful money of the United States, payable at time of sale. Neither Trustor nor any other person or entity other than Beneficiary shall have the right to direct the order in which the Subject Property is sold. Subject to requirements and limits imposed by law, Trustee may from time to time postpone sale of all or any portion of the Subject Property by public announcement at such time and place of sale. Trustee shall deliver to the purchaser at such sale a deed conveying the Subject Property or portion thereof so sold, but without any covenant or warranty, express or implied. The recitals in the deed of any matters or facts shall be conclusive proof of the truthfulness thereof. Any person (other than Trustee), including Trustor or Beneficiary may purchase at the sale;

          (g) To resort to and realize upon the security hereunder and any other security now or later held by Beneficiary concurrently or successively and in one or several consolidated or independent judicial actions or lawfully taken non-judicial proceedings, or both, and to apply the proceeds received upon the Secured Obligations all in such order and manner as Trustee and Beneficiary, or either of them, determine in their sole discretion;

          (h) Upon sale of the Subject Property at any judicial or non-judicial foreclosure,
               Beneficiary or any Affiliate or designee of Beneficiary may credit bid (as determined by Beneficiary in its sole and absolute discretion) all or any portion of the Secured Obligations. In determining such credit bid, Beneficiary may, but is not obligated to, take into account all or any of the following: (i) appraisals of the Subject Property as such appraisals may be discounted or adjusted by Beneficiary in its sole and absolute underwriting discretion; (ii) expenses and costs incurred by Beneficiary with respect to the Subject Property prior to foreclosure; (iii) expenses and costs which Beneficiary anticipates will be incurred with respect to the Subject
               Property after foreclosure, but prior to resale, including, without limitation, costs of structural reports and other due diligence, costs to carry the Subject
               Property prior to resale, costs of resale
               (e.g. commissions, attorneys' fees, and
               taxes), costs of any hazardous materials clean-up and monitoring, costs of deferred maintenance, repair, refurbishment and retrofit, costs of defending or settling litigation affecting the Subject Property, and lost opportunity costs (if any), including the time value of money during any anticipated holding period by
               Beneficiary; (iv) declining trends in real property values generally and with respect to properties similar to the Subject
               Property; (v) anticipated discounts upon resale of the Subject Property as a distressed or foreclosed property; (vi) the fact of additional collateral (if any), for the Secured Obligations; and
               (vii) such other factors or matters that Beneficiary (in its sole and absolute discretion) deems appropriate. In regard to the above, Trustor acknowledges and agrees that: (w) Beneficiary is not required to use any or all of the foregoing factors to determine the amount of its credit bid; (x) this Section does not impose upon Beneficiary any additional obligations that are not imposed by law at the time the credit bid is made; (y) the amount of Beneficiary's credit bid need not have any relation to any loan-to-value ratios specified in the Loan Documents or previously discussed between Trustor and
               Beneficiary; and (z) Beneficiary's credit bid may be (at Beneficiary's sole and absolute discretion) higher or lower than any appraised value of the Subject
               Property.

     6.3  APPLICATION OF FORECLOSURE SALE PROCEEDS.
          After deducting all costs, fees and expenses of Trustee, and of this trust (including, without limitation, the payment of the Trustee's fees and attorneys' fees, the cost of evidence of title in connection with sale and costs and expenses of sale and of any judicial proceeding wherein such sale may be made), Trustee shall apply all proceeds of any foreclosure sale:
          (i) to discharge all taxes, levies and
          assessments, with costs and interest if they have priority over the lien of this Deed of Trust, including the pro rata portion thereof due for the current year; (ii) to payment of all sums expended by Beneficiary under the terms hereof and not then repaid, with accrued interest at the rate of interest specified in the Note to be applicable on or after maturity or acceleration of the Note; (iii) to payment of all other Secured Obligations; and (iv) the remainder, if any, to Trustor or Trustor's assigns.

     6.4 ORDER OF APPLICATION OF PROCEEDS. All sums received by Beneficiary under Section 6.2
          (subject to Section 6.3) or Section 3.2, less all costs and expenses incurred by Beneficiary or any receiver under Section 6.2 or
          Section 3.2, including, without limitation, attorneys' fees, shall be applied in payment of the Secured Obligations in such order as Beneficiary shall determine in its sole discretion; provided, however, Beneficiary shall have no liability for funds not actually received by Beneficiary.

     6.5  NO CURE OR WAIVER.  Neither Beneficiary's nor
          Trustee's nor any receiver's entry upon and taking possession of all or any part of the Subject Property, nor any collection of rents, issues, profits, insurance proceeds, condemnation proceeds or damages, other security or proceeds of other security, or other sums, nor the application of any collected sum to any Secured Obligation, nor the exercise or failure to exercise of any other right or remedy by Beneficiary or Trustee or any receiver shall cure or waive any breach, Default or notice of default under this Deed of Trust, or nullify the effect of any notice of default or sale (unless all

          Secured Obligations then due have been paid and performed and Trustor has cured all other defaults), or impair the status of the security, or prejudice Beneficiary or Trustee in the exercise of any right or remedy, or be construed as an affirmation by Beneficiary of any tenancy, lease or option or a subordination of the lien of this Deed of Trust.

     6.6  PAYMENT OF COSTS, EXPENSES AND ATTORNEY'S FEES.
          Trustor agrees to pay to Beneficiary
          immediately and without demand all reasonable costs and expenses incurred by Trustee and Beneficiary in connection with the exercise of the rights and remedies provided for herein and/or in any of the other Loan Documents
          (including, without limitation, court costs, appraisal fees and reasonable attorneys' fees, whether incurred in litigation or not) with interest from the date of expenditure until said sums have been paid at the rate of interest then applicable to the principal balance of the Note as specified therein. In addition, Trustor shall pay to Trustee and/or
          Beneficiary all Trustee's fees hereunder and shall reimburse Trustee for all reasonable expenses incurred in the administration of this trust, including, without limitation, any attorneys' fees.

     6.7  POWER TO FILE NOTICES AND CURE DEFAULTS.
          Trustor hereby irrevocably appoints Beneficiary and its successors and assigns, as its attorney-in-fact, which agency is coupled with an interest, (a) to execute and/or record any notices of completion, cessation of labor, or any other notices that Beneficiary deems appropriate to protect Beneficiary's interest,
          (b) upon the issuance of a deed pursuant to the foreclosure of this Deed of Trust or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment or further assurance with respect to the Leases and Payments in favor of the grantee of any such deed, as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Beneficiary's security interests and rights in or to any of the Collateral and any other property or interests securing the payment and the performance of the Secured
          Obligations, and (d) upon the occurrence of a Default, Beneficiary may perform any obligation of Trustor hereunder; provided, however, that:
          (i) Beneficiary as such attorney-in-fact shall only be accountable for such funds as are actually received by Beneficiary; and (ii)
          Beneficiary shall not be liable to Trustor or any other person or entity for any failure to act under this Section.

     6.8 REMEDIES CUMULATIVE. All rights and remedies of Beneficiary and Trustee provided hereunder are cumulative and are in addition to all rights and remedies provided by applicable law
          (including specifically that of foreclosure of this instrument as though it were a mortgage) or in any other agreements between Trustor and Beneficiary. Beneficiary may enforce any one or more remedies or rights hereunder successively or concurrently.


               ARTICLE 7.  MISCELLANEOUS PROVISIONS

     7.1 ADDITIONAL PROVISIONS. The Loan Documents contain or incorporate by reference the entire agreement of the parties with respect to matters contemplated herein and supersede all prior negotiations. The Loan Documents grant further rights to Beneficiary and contain further agreements and affirmative and negative covenants by Trustor which apply to this Deed of Trust and to the Subject Property and such further rights and agreements are incorporated herein by this reference.

     7.2 MERGER. No merger shall occur as a result of Beneficiary's acquiring any other estate in, or any other lien on, the Subject Property unless
          Beneficiary consents to a merger in writing.

     7.3 WAIVER OF MARSHALLING RIGHTS. Trustor, for itself and for all parties claiming through or under Trustor, and for all parties who may acquire a lien on or interest in the Subject Property, hereby waives all rights to have the Subject Property and/or any other property, including, without limitation, the Collateral, which is now or later may be security for any Secured Obligation ("Other Property") marshalled upon any foreclosure of this Deed of Trust or on a foreclosure of any Other
          Property. Beneficiary shall have the right to sell, and any court in which foreclosure proceedings may be brought shall have the right to order a sale of, the Subject Property and any or all of the Collateral or Other Property as a whole or in separate parcels, in any order that Beneficiary may designate.

     7.4  WAIVER OF RIGHTS OF REDEMPTION AND
          REINSTATEMENT. To the fullest extent permitted by applicable law, Trustor, for itself and for all parties claiming through or under Trustor, and for all parties who may acquire a lien on or interest in the Subject Property, hereby waives any and all rights of redemption and reinstatement under law and under any order or decree of foreclosure of this Deed of Trust, and all such rights of redemption and reinstatement of Trustor and of all other persons, are and shall be deemed to be hereby waived to the full extent permitted by the provisions of the applicable law.

     7.5 EXERCISE OF REMEDIES. Notwithstanding any of the terms or provisions contained in this Deed of Trust (or in any of the other Loan
          Documents), if at any time after the occurrence of a Default under any of the Loan Documents
          (but prior to the time (if any) that said
          Default has been cured to the satisfaction of Beneficiary), Beneficiary has commenced to exercise one or more of its remedies provided for herein (or provided in any of the other
          Loan Documents or available at law or in equity), Beneficiary will not be precluded from continuing to exercise all of its rights and remedies upon said Default (notwithstanding the fact that Trustor may have cured, attempted to cure or be in the process of curing said
          Default). It is the intention of the parties hereto that (to the extent permitted by law) once Beneficiary has commenced to exercise one or more of its rights or remedies (upon a Default), said Default cannot be cured, unless
          Beneficiary expressly agrees in writing to accept said cure and to cease the exercise of said rights and remedies.

     7.6  RULES OF CONSTRUCTION.  The term "Subject
          Property" means all and any part of the Subject
          Property and any interest in the Subject
          Property.

     7.7 SUCCESSORS IN INTEREST. The terms, covenants, and conditions herein contained shall be binding upon and inure to the benefit of the successors and assigns of the parties hereto;
          provided, however, that this section does not waive or modify any restrictions on transfer contained herein or in any of the other Loan
          Documents.

     7.8 GOVERNING LAW. This Deed of Trust shall be governed by and construed in accordance with the laws of the State of Washington.

     7.9 INCORPORATION. Exhibits A and A-1 as attached, are incorporated into this Deed of Trust by this reference.

     7.10 NOTICES. All notices, reports, demands, requests and other communications authorized or required under this Deed of Trust to be given to Trustor or Beneficiary, shall be given in the manner and to the addresses specified in the Loan
          Agreement for the giving of notices.
          Trustor shall forward to Beneficiary, without delay, any notices, letters or other communications delivered to the
          Subject Property or to Trustor naming
          Beneficiary, "Lender" or any similar
          designation as addressee, or which could reasonably be deemed to affect the ability of Trustor to perform its obligations to Beneficiary under the Note, the Loan
          Agreement or any other Loan Documents.

     7.11 LIMITATION OF LIABILITY. The limitations on liability set forth in Section 2.8 of the Loan Agreement shall apply with equal force to this Deed of Trust, and said limitations are incorporated herein by reference as fully and with the same effect as if recited herein at length.

     7.12 SEVERABILITY.  If any provision or
          obligation under this Deed of Trust shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that provision shall be deemed severed from the Deed of Trust and the validity, legality and enforceability of the remaining provisions or obligations shall remain in full force as though the invalid, illegal or unenforceable provision had never been a part of the Deed of Trust.

     7.13 TIME. Time is of the essence of each and every term of this Deed of Trust.

     7.14 RELATIONSHIP. The relationship of Trustor and Beneficiary under this Deed of Trust and the other Loan Documents is, and shall at all times remain, solely that of borrower and lender; and Beneficiary neither undertakes nor assumes any responsibility or duty to Trustor or to any third party with respect to the Subject Property. Notwithstanding any other provisions of this Deed of Trust and the other Loan Documents: (i) Beneficiary is not, and shall not be construed to be, a partner, joint venturer, member, alter ego, manager, controlling person or other business associate or participant of any kind of Trustor, and Beneficiary does not intend to ever assume such status; (ii)
          Beneficiary does not intend to ever assume any responsibility to any person for the quality, suitability, safety or condition of the Subject Property; and (iii)
          Beneficiary shall not be deemed
          responsible for or a participant in any
          acts, omissions or decisions of Trustor.

     7.15 RIGHT TO DEFICIENCY JUDGMENT.  If
          Beneficiary, in the event of a Default,
          elects to proceed by the summary extra-judicial foreclosure method of sale by
          Trustee, a deficiency judgment shall not be entered against either maker of the Note secured by this Deed of Trust.

          However if, in the event of a default,
          Beneficiary elects to (a) judicially
          foreclosure this Deed of Trust as a lien or mortgage or (b) commence an action on the Secured Obligations secured by this Deed of Trust, Beneficiary shall be entitled to a personal judgment against either or both of the makers, the surety or any guarantor of such Secured
          Obligations.

     7.16 EXECUTION IN COUNTERPARTS. This Deed of
          Trust may be executed in any number of
          counterparts, each of which when executed and delivered shall be deemed to be an original and all such counterparts together, shall constitute one and the same instrument.

     7.17 ORAL AGREEMENTS NOTICE. ORAL AGREEMENTS OR
          ORAL COMMITMENTS TO LOAN MONEY, EXTEND
          CREDIT, MODIFY LOAN TERMS OR TO FORBEAR
          FROM ENFORCING REPAYMENT OF A DEBT ARE NOT
          ENFORCEABLE UNDER WASHINGTON LAW.

IN WITNESS WHEREOF, Trustor has executed this Deed of
Trust as of the day and year set forth above.

                         "TRUSTOR"

                         PRUDENTIAL-BACHE/EQUITEC REAL ESTATE
                         PARTNERSHIP, a California limited partnership

                         By:  Prudential-Bache Properties, Inc.,
                              a Delaware corporation, its general partner

                              By: /s/ C. A. Piskorowski
                                  -------------------------
                              Its:     Vice President
                                  -------------------------

                         By:  Glenborough Corporation, a
                              California corporation, its
                              general partner

                              By: /s/ Andrew Batinovich
                                  -------------------------
                              Its:      Chairman/CEO


                         By:  /s/ Robert Batinovich
                              -----------------------------
                              Robert Batinovich, its general
                              partner

STATE OF_________________)
                         ) SS
COUNTY OF________________)


          On this ______ day of December, 1996, before me, the undersigned, a Notary Public in and for the State of ________________, duly commissioned and sworn, personally appeared _________________________, personally known to me to be the ___________________ of Prudential-Bache Properties, Inc., a Delaware corporation, a general partner of Prudential-Bache/Equitec
Real Estate Partnership, a California
limited partnership, the limited partnership that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said limited partnership, for the uses and purposes therein mentioned, and on oath stated that he/she is authorized to execute the said instrument.

          WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

                              __________________________________
                              Print Name:_______________________
                              NOTARY PUBLIC in and for the State
                              of _______________, residing at
                              __________________________________
                              My Commission Expires:____________


STATE OF_________________)
                         ) SS
COUNTY OF________________)


          On this ______ day of December, 1996, before me, the undersigned, a Notary Public in and for the State of ________________, duly commissioned and sworn, personally appeared _________________________, personally known to me to be the ___________________ of Glenborough Corporation, a California corporation, a general partner of Prudential-Bache/Equitec Real Estate
Partnership, a California limited partnership, the limited partnership that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said limited partnership, for the uses and purposes therein mentioned, and on oath stated that he/she is authorized to execute the said instrument.

          WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

                              __________________________________
                              Print Name:_______________________
                              NOTARY PUBLIC in and for the State
                              of _______________, residing at
                              __________________________________
                              My Commission Expires:____________

STATE OF_________________)
                         ) SS
COUNTY OF________________)


          On this ______ day of December, 1996, before me, the undersigned, a Notary Public in and for the State of ________________, duly commissioned and sworn, personally appeared Robert Batinovich, personally known to me to be a general partner of Prudential-Bache/Equitec
Real Estate Partnership, a California
limited partnership, the limited partnership that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said limited partnership, for the uses and purposes therein mentioned, and on oath stated that he is authorized to execute the said instrument.

          WITNESS my hand and official seal hereto affixed the day and year in this certificate above written.

                              __________________________________
                              Print Name:_______________________
                              NOTARY PUBLIC in and for the State
                              of _______________, residing at
                              __________________________________
                              My Commission Expires:____________

                            EXHIBIT A

                        Seattle Property

Totem Valley Business Center
12800 N.E. 126th Place
Kirkland, King County, Washington

                           EXHIBIT A-1

                    GROUND LEASED PROPERTY

283769.03  COGHLAN, DENNIS M.  CH   January 8, 1997 (6:5p)